  October 28, 2015

Summary
Prospectus

Victory CEMP US Large Cap High Div Volatility Wtd Index ETF (CDL)

(formerly COMPASS EMP U.S. Large Cap High Dividend 100 Volatility Weighted Index ETF)

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated October 28, 2015 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.CompassEMPFunds.com.

You may also obtain this information at no cost by calling (866) 376-7890 or by sending an e–mail request to CompassEMPFunds.com.

You may also obtain this information at no cost from your financial intermediary.

CompassEMPFunds.com
866-376-7890

Victory CEMP US Large Cap High Div Volatility Wtd Index ETF Summary

Investment Objective

The Fund seeks to provide investment results that track the performance of the CEMP US Large Cap High Dividend 100 Volatility Weighted Index before fees and expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses[1]	0.75%
Total Annual Fund Operating Expenses	1.05%
Less Fee Waivers and Expense Reimbursements[2]	(0.70)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.35%

1Estimated for the current fiscal year.

2Victory Capital Management Inc. (the "Adviser") has contractually agreed to waive management fees and/or reimburse Fund expenses through June 30, 2017, but only to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses (exclusive of certain items such as any taxes, interest, and brokerage commissions at 0.35%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Victory CEMP US Large Cap High Div Volatility Wtd Index ETF Summary (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$36	$266

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has only recently commenced investment operations, no portfolio turnover information is available for the Fund at this time.

Victory CEMP US Large Cap High Div Volatility Wtd Index ETF Summary (continued)

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets directly or indirectly in the stock of issuers included in the CEMP US Large Cap High Dividend 100 Volatility Weighted Index (the "Index"), an unmanaged, volatility weighted index created by the Adviser.

The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The Index follows a rules-based methodology to construct its constituent securities:

1. The Index universe begins with the stocks included in the CEMP US Large Cap 500 Volatility Weighted Index, a volatility weighted index comprised of the 500 largest U.S. companies by market capitalization with positive earnings in each of the four most recent quarters.

2.  The Index identifies the 100 highest dividend yielding stocks in the CEMP US Large Cap 500 Volatility Weighted Index.

3.  The 100 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include fewer than 100 stocks depending on the number of companies meeting the Index's criteria. As of September 30, 2015, the Index had a market capitalization range from $3.9 billion to $310.0 billion.

While the Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all of the stocks in the Index, at times the Fund may pursue its investment objective by investing in the Index securities indirectly by investing all or a portion of its assets in another investment company advised by the Adviser, including an exchange traded fund ("ETF"), that seeks to track the Index.

For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Dividend Strategy Risk. The Fund's high dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market.

■  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

■  ETF Structure Risks. The Fund is structured as an exchange-traded fund ("ETF") and as a result is subject to special risks, including:

■  Not Individually Redeemable. The Fund's Shares ("Shares") are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues. Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for Shares of the Fund.

■  Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If

Victory CEMP US Large Cap High Div Volatility Wtd Index ETF Summary (continued)

these firms exit the business or are unable to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Investment Company Risk. Other investment companies, including ETFs, in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. An investment company may not achieve its investment objective.

■  Limited History of Operations. The Fund is a new ETF and, therefore, has a limited history of operations for investors to evaluate.

■  Mid-Capitalization Stock Risk. The earnings and prospects of medium sized companies tend to be more volatile than larger companies and may experience higher failure rates than larger companies. The stocks of mid-cap companies may have a lower trading volume than those of large-cap companies.

■  Passive Investment Risk. The Fund is not actively managed and does not, therefore, seek returns in excess of the Index. The Adviser will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index.

■  Tracking Risks. The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost, or liquidity constraints.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Victory CEMP US Large Cap High Div Volatility Wtd Index ETF Summary (continued)

Performance

No performance information is presented since the Fund has not yet had a full calendar year of performance. Performance data for the Fund will be available online at www.CompassEMPFunds.com or by calling 1-866-376-7890. A fund's performance is not necessarily an indication of how that fund will perform in the future.

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Compass EMP investment team (referred to as an investment franchise).

Portfolio Managers

Stephen Hammers is a Chief Investment Officer (Compass EMP) of the Adviser and has been a Portfolio Manager of the Fund since its inception in July 2015.

David Hallum is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in July 2015.

Dan Banaszak is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in July 2015.

Alex Pazdan is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in July 2015.

Rob Bateman is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in July 2015.

Victory CEMP US Large Cap High Div Volatility Wtd Index ETF Summary (continued)

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The NASDAQ Stock Market, LLC (the "Exchange"). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Compass EMP Funds

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CEMP-USLCHDVWIETF-SUMPRO (10/15)